CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with this Transitional Report of Wired Associates Solutions, Inc. (the “Company”) on Form 10-KT for the year ended December 31, 2011, as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), I, Justin Jarman, Principal Accounting Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)Such Transitional Report on Form 10-KT for the year ended December 31, 2011, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)The information contained in such Transitional Report on Form 10-KT for the year ended December 31, 2011, fairly presents, in all material respects, the financial condition and results of operations of Wired Associates Solutions, Inc.

Dated: March 30, 2012	By:	/s/ Justin Jarman
Justin Jarman
Principal Accounting Officer Wired Associates Solutions, Inc.